Exhibit 10.5

HUNGRY MINDS

909 Third Avenue, 20th Floor

New York, NY 10022

Mr. John Kilcullen

Chairman & CEO

Hungry Minds, Inc.

909 Third Avenue, 20th Floor

New York, NY 10022

Re: HMI Executive Retention Plan

Dear John,

This letter Agreement between Hungry Minds, Inc. (HMI) and John Kilcullen (Executive) describes the Executive Retention Program approved by the Compensation Committee of the Board of Directors. This plan is effective January 8, 2001 and concludes no later than June 30, 2001 subject to the provisions outlined below.

The purpose of this Executive Retention Program is to provide an added financial incentive for key Executives to continue employment with HMI during a period of critical importance to the long-term success of the enterprise and in light of the recently announced head count reduction program and reorganization of the company. It is prudent to recognize the contribution, as well as the operating importance of retaining key Executives in this situation.

If you do not leave the employ of the company prior to the earlier of; the date of (i) the successful conclusion of a transaction the result of which is that the Company ceases to be a public company required to file reports with the Securities and Exchange Commission under Section 13(a) of the Securities Exchange Act or the sale or conveyance of all, or significant part or parts of the Company to a new owner or owners, or (ii) June 30, 2001, you will receive a retention bonus of $ 150,000.00 in a single payment.

If, however, after January 8, 2001 and before the earlier of the dates defined in the above paragraph, you resign for "good reason," as defined in your employment or compensation agreement dated July 1, 1998, a "change of control" event occurs, as defined in your employment or compensation agreement dated July 1, 1998, you are terminated without cause, or your death or incapacity, payment of your full retention bonus will be made concurrent with such event.

For the purposes of this agreement, "Cause" for termination is defined as:

  your conviction of, or entry of a nolo contendere or guilty plea to, a felony or any other crime involving moral turpitude, by or before a court of competent jurisdiction;
  your commission of any act or acts of dishonesty or moral turpitude;
  your malfeasance, fraud or willful misconduct in connection with your employment;
  gross negligence by you in the performance of your duties or in the violation of the policies of the Company.

  Any payment you receive from this Retention Program is in addition to all other payments to which you are entitled under any compensation, or bonus plan and under any other Company benefit or incentive plan existing at the time this plan commences or that is instituted prior to its conclusion.

  Payment under this plan is subject to all regular and customary payroll taxes and withholding. At the election of the Executive, the Federal Tax withholding calculation used in this payment may either be the current applicable "Flat Percent Rate" for bonus payments or the applicable standard table withholding.

  This agreement does not change or supercede any other employment or compensation agreement or arrangement with HMI but is in addition thereto.

  Employee: Hungry Minds:

  /s/ John Kilcullen 3/22/01 /s/ Kelly Conlin 3/22/01

  Date Date

  HUNGRY MINDS

  909 Third Avenue, 20th Floor

  New York, NY 10022

  Mr. Bill Barry

  President & COO

  Hungry Minds, Inc.

  909 Third Avenue, 20th Floor

  New York, NY 10022

  Re: HMI Executive Retention Plan

  Dear Bill,

  This letter Agreement between Hungry Minds, Inc. (HMI) and Bill Barry (Executive) describes the Executive Retention Program approved by the Compensation Committee of the Board of Directors. This plan is effective January 8, 2001 and concludes no later than June 30, 2001 subject to the provisions outlined below.

  The purpose of this Executive Retention Program is to provide an added financial incentive for key Executives to continue employment with HMI during a period of critical importance to the long-term success of the enterprise and in light of the recently announced head count reduction program and reorganization of the company. It is prudent to recognize the contribution, as well as the operating importance of retaining key Executives in this situation.

  If you do not leave the employ of the company prior to the earlier of; the date of (i) the successful conclusion of a transaction the result of which is that the Company ceases to be a public company required to file reports with the Securities and Exchange Commission under Section 13(a) of the Securities Exchange Act or the sale or conveyance of all, or significant part or parts of the Company to a new owner or owners, or (ii) June 30, 2001, you will receive a retention bonus of $ 80,682.00 in a single payment.

  If, however, after January 8, 2001 and before the earlier of the dates defined in the above paragraph, you resign for "good reason," as defined in your employment or compensation agreement dated March 1, 2000, a "change of control" event occurs, as defined in your employment or compensation agreement dated March 1, 2000, you are terminated without cause, or your death or incapacity, payment of your full retention bonus will be made concurrent with such event.

  For the purposes of this agreement, "Cause" for termination is defined as:

  your conviction of, or entry of a nolo contendere or guilty plea to, a felony or any other crime involving moral turpitude, by or before a court of competent jurisdiction;
  your commission of any act or acts of dishonesty or moral turpitude;
  your malfeasance, fraud or willful misconduct in connection with your employment;
  gross negligence by you in the performance of your duties or in the violation of the policies of the Company.

  Any payment you receive from this Retention Program is in addition to all other payments to which you are entitled under any compensation, or bonus plan and under any other Company benefit or incentive plan existing at the time this plan commences or that is instituted prior to its conclusion.

  Payment under this plan is subject to all regular and customary payroll taxes and withholding. At the election of the Executive, the Federal Tax withholding calculation used in this payment may either be the current applicable "Flat Percent Rate" for bonus payments or the applicable standard table withholding.

  This agreement does not change or supercede any other employment or compensation agreement or arrangement with HMI but is in addition thereto.

  Employee: Hungry Minds:

  /s/ William Barry 4/10/01 /s/ John J. Kilcullen 3/22/01

  Date Date

  HUNGRY MINDS

  909 Third Avenue, 20th Floor

  New York, NY 10022

  Mr. John Harris

  Senior Vice President & CFO

  Hungry Minds, Inc.

  909 Third Avenue, 20th Floor

  New York, NY 10022

  Re: HMI Executive Retention Plan

  Dear John,

  This letter Agreement between Hungry Minds, Inc. (HMI) and John Harris (Executive) describes the Executive Retention Program approved by the Compensation Committee of the Board of Directors. This plan is effective January 8, 2001 and concludes no later than June 30, 2001 subject to the provisions outlined below.

  The purpose of this Executive Retention Program is to provide an added financial incentive for key Executives to continue employment with HMI during a period of critical importance to the long-term success of the enterprise and in light of the recently announced head count reduction program and reorganization of the company. It is prudent to recognize the contribution, as well as the operating importance of retaining key Executives in this situation.

  If you do not leave the employ of the company prior to the earlier of; the date of (i) the successful conclusion of a transaction the result of which is that the Company ceases to be a public company required to file reports with the Securities and Exchange Commission under Section 13(a) of the Securities Exchange Act or the sale or conveyance of all, or significant part or parts of the Company to a new owner or owners, or (ii) June 30, 2001, you will receive a retention bonus of $ 58,007.00 in a single payment.

  If, however, after January 8, 2001 and before the earlier of the dates defined in the above paragraph, you resign for "good reason," as defined in your employment or compensation agreement dated May 1, 2000, a "change of control" event occurs, as defined in your employment or compensation agreement dated May 1, 2000, you are terminated without cause, or your death or incapacity, payment of your full retention bonus will be made concurrent with such event.

  For the purposes of this agreement, "Cause" for termination is defined as:

  your conviction of, or entry of a nolo contendere or guilty plea to, a felony or any other crime involving moral turpitude, by or before a court of competent jurisdiction;
  your commission of any act or acts of dishonesty or moral turpitude;
  your malfeasance, fraud or willful misconduct in connection with your employment;
  gross negligence by you in the performance of your duties or in the violation of the policies of the Company.

  Any payment you receive from this Retention Program is in addition to all other payments to which you are entitled under any compensation, or bonus plan and under any other Company benefit or incentive plan existing at the time this plan commences or that is instituted prior to its conclusion.

  Payment under this plan is subject to all regular and customary payroll taxes and withholding. At the election of the Executive, the Federal Tax withholding calculation used in this payment may either be the current applicable "Flat Percent Rate" for bonus payments or the applicable standard table withholding.

  This agreement does not change or supercede any other employment or compensation agreement or arrangement with HMI but is in addition thereto.

  Employee: Hungry Minds:

  /s/ John Harris 3/22/01 /s/ William Barry 3/22/01

  Date Date

  HUNGRY MINDS

  909 Third Avenue, 20th Floor

  New York, NY 10022

  Mr. John Ball

  Executive Vice President & Secretary

  Hungry Minds, Inc.

  909 Third Avenue, 20th Floor

  New York, NY 10022

  Re: HMI Executive Retention Plan

  Dear John,

  This letter Agreement between Hungry Minds, Inc. (HMI) and John Ball (Executive) describes the Executive Retention Program approved by the Compensation Committee of the Board of Directors. This plan is effective January 8, 2001 and concludes no later than June 30, 2001 subject to the provisions outlined below.

  The purpose of this Executive Retention Program is to provide an added financial incentive for key Executives to continue employment with HMI during a period of critical importance to the long-term success of the enterprise and in light of the recently announced head count reduction program and reorganization of the company. It is prudent to recognize the contribution, as well as the operating importance of retaining key Executives in this situation.

  If you do not leave the employ of the company prior to the earlier of; the date of (i) the successful conclusion of a transaction the result of which is that the Company ceases to be a public company required to file reports with the Securities and Exchange Commission under Section 13(a) of the Securities Exchange Act or the sale or conveyance of all, or significant part or parts of the Company to a new owner or owners, or (ii) June 30, 2001, you will receive a retention bonus of $ 139,743.00 in a single payment.

  If, however, after January 8, 2001 and before the earlier of the dates defined in the above paragraph, you resign for "good reason," as defined in your employment or compensation agreement dated July 1, 1998, a "change of control" event occurs, as defined in your employment or compensation agreement dated July 1, 1998, you are terminated without cause, or your death or incapacity, payment of your full retention bonus will be made concurrent with such event.

  For the purposes of this agreement, "Cause" for termination is defined as:

  your conviction of, or entry of a nolo contendere or guilty plea to, a felony or any other crime involving moral turpitude, by or before a court of competent jurisdiction;
  your commission of any act or acts of dishonesty or moral turpitude;
  your malfeasance, fraud or willful misconduct in connection with your employment;
  gross negligence by you in the performance of your duties or in the violation of the policies of the Company.

Any payment you receive from this Retention Program is in addition to all other payments to which you are entitled under any compensation, or bonus plan and under any other Company benefit or incentive plan existing at the time this plan commences or that is instituted prior to its conclusion.

Payment under this plan is subject to all regular and customary payroll taxes and withholding. At the election of the Executive, the Federal Tax withholding calculation used in this payment may either be the current applicable "Flat Percent Rate" for bonus payments or the applicable standard table withholding.

This agreement does not change or supercede any other employment or compensation agreement or arrangement with HMI but is in addition thereto.

Employee: Hungry Minds:

/s/ John Ball 3/22/01 /s/ William Barry 3/22/01

Date Date